SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2001


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     0-21637                 95-4592204
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                    6355 TOPANGA CANYON BOULEVARD, SUITE 120
                        WOODLAND HILLS, CALIFORNIA 91367
                    (Address of Principal Executive Offices)


                                 (818) 615-1500
                         (Registrant's Telephone Number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On April 30, 2001, we sold substantially all of the assets of our two subsidiaries, The Auctionchannel, Inc. and Trojan Television Limited, used in the operation of our interactive auctions business (the "Business"). The sale was made to Metro Channel, LLC, a division of Rainbow Media Holdings, Inc. The Auctionchannel, Inc. and Trojan Television, Ltd. have ceased operations.

     The assets sold to Metro Channel, LLC consisted of the following:

     o All of our worldwide rights to the proprietary auction technology (including, without limitation, all software, patents, copyrights, source code, object code, documentation and know how) relating to the Business developed, owned or licensed by us, including the Internet Bidding System, Television Bidding System, Telephone Bidding System and the NetBidLive System.

     o The Auction Channel's website, including, without limitation, our URL and the domain name www.theauctionchannel.com and all operating code relating thereto;

     o All of our rights throughout the world to "The Auction Channel" trademark, trade name, brand and logos; and

     o Certain software and computer hardware owned by us and used in the Business.

     Metro Channel, LLC paid us $400,000 for the assets, and did not assume any liabilities of the Business in the transaction.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Not applicable.

     (b)  Pro Forma Financial Information

          Unaudited Pro Forma Financial Information

          Unaudited Pro Forma Condensed Consolidated Balance Sheet of Brilliant Digital Entertainment, Inc. including The Auction Channel sale at March 31, 2001

          Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

     (c)  Exhibits

          10.1 Asset Purchase Agreement, dated as March 16, 2001, by and among the Registrant, The Auction Channel, Inc., Trojan Television Limited and Metro Channel, LLC, as amended by the Amendment, dated April 27, 2001, as further amended by the Amendment, dated April 30, 2001 (Previously Filed).

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated balance sheet is based on the condensed consolidated balance sheet of Brilliant Digital Entertainment, Inc. at March 31, 2001, adjusted to give effect to the sale on April 30, 2001 of substantially all of the assets of our two subsidiaries, The Auctionchannel, Inc. and Trojan Television Limited (collectively, the "Sale").

      The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated balance sheet. The pro forma condensed consolidated balance sheet at March 31, 2001 gives effect to the Sale as if it had occurred on such date.

       The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of the financial position of Brilliant that would have occurred had the Sale occurred on the date indicated, nor is it necessarily indicative of our future financial position. The balance sheet should be read in conjunction with (i) the notes hereto, and (ii) our unaudited condensed consolidated balance sheet and the notes thereto as of and for the quarter ended March 31, 2001, included in the Form 10-QSB of Brilliant for the quarterly period ended March 31, 2001, and our audited financial statements and the notes thereto as of and for the year ended December 31, 2000, included in our Annual Report on Form 10-KSB for the year ended December 31, 2000.

             BRILLIANT DIGITAL ENTERTAINMENT, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       INCLUDING THE AUCTION CHANNEL SALE

                                AT MARCH 31, 2001
                                 (IN THOUSANDS)

                                                            AS             PRO FORMA
                                                         REPORTED         ADJUSTMENTS           PRO FORMA
                                                       --------------    ---------------       --------------
ASSETS
Current Assets
    Cash and cash equivalents...................        $      1,074      $         400 (1)     $      1,474
    Accounts receivable, net....................                 498                                     498
    Other assets, net...........................                 404                                     404
                                                       --------------    ---------------       --------------
Total current assets............................               1,976                400                2,376
Property, plant and equipment, net..............                 364                                     364
Other assets, net...............................                 611                                     611
                                                       --------------    ---------------       --------------
Total assets....................................        $      2,951      $         400         $      3,351
                                                       ==============    ===============       ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable............................        $        193                            $        193
    Accrued expenses............................                 968                                     968
    Deferred revenue............................                 917                                     917
    Net liabilities of discontinued operations..                 623                 48 (2)              671
    Current portion of notes payable............                 153                                     153
                                                       --------------    ---------------       --------------
Total current liabilities.......................               2,854                 48                2,902
Deferred revenue................................               3,243                                   3,243
Notes payable, less current portion.............                  72                                      72
Other long term liabilities.....................                  50                                      50
                                                       --------------    ---------------       --------------
Total liabilities...............................               6,219                 48                6,267
Commitments and contingencies
Stockholders' deficit:
    Common stock................................                  16                                      16
    Additional paid-in capital..................              47,328                                  47,328
    Accumulated deficit.........................             (50,384)               352 (1,2)        (50,032)
    Cumulative other comprehensive loss.........                (228)                                   (228)
                                                       --------------    ---------------       --------------
Total stockholders' deficit.....................              (3,268)               352               (2,916)
                                                       --------------    ---------------       --------------
Total liabilities and stockholders' deficit.....        $      2,951      $         400         $      3,351
                                                       ==============    ===============       ==============


                        See Notes to Unaudited Pro Forma
                      Condensed Consolidated Balance Sheet

             BRILLIANT DIGITAL ENTERTAINMENT, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET

                                AT MARCH 31, 2001

     The pro forma balance sheet has been prepared to reflect the cash sale for substantially all of the assets (the "Assets") of The Auctionchannel, Inc. and its subsidiary, Trojan Television Limited, as if the transactions had occurred at March 31, 2001.

     The following describes each pro forma entry to the unaudited condensed consolidated balance sheet of Brilliant Digital Entertainment, Inc. and Subsidiaries at March 31, 2001:

     (1) This entry reflects the cash purchase price received by Brilliant Digital Entertainment, Inc. from the purchaser of the Assets.

     (2) This entry reflects the sale of the net assets of The Auctionchannel, Inc. and Trojan Television Limited that remained at the time such net assets were sold to the purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 2001                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                          By:  /S/ ROBERT CHMIEL
                                             ----------------------------------
                                             Robert Chmiel
                                             Chief Operating Officer and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                                                                    PAGE

10.1 Asset Purchase Agreement, dated as March 16, 2001, by and among the Registrant, The Auction Channel, Inc., Trojan Television Limited and Metro Channel, LLC, as amended by the Amendment, dated April 27, 2001, as further amended by the Amendment, dated April 30, 2001.*
-------------------
* Previously filed.


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